UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2023

KUBIENT, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39441	82-1808844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 7th Avenue, 8th Floor New York, New York	10018
(Address of principal executive offices)	(Zip Code)

(800) 409-9456
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KBNT	Nasdaq
Common Stock Purchase Warrants	KBNTW	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 8, 2023, Kubient, Inc. (the “Company”) held its annual meeting of stockholders (the “Meeting”).  The definitive proxy statement pertaining to the Annual Meeting was previously filed by the Company with the United States Securities and Exchange Commission on April 26, 2023.  As of the close of business on April 14, 2023, there were 14,505,508 shares of common stock outstanding and entitled to vote.  Each proposal made at the Meeting, as described below, was approved and the final voting results for each proposal are also described below. For beneficial owners holding the Company’s common stock at a bank or broker institution, a “broker non-vote” occurred if the owner failed to give voting instructions, and the bank or broker was otherwise restricted from voting on the owner’s behalf.

Proposal 1:  Election of Directors: The following named persons were elected as directors of the Company to serve until the 2024 annual meeting of stockholders or until their successors have been duly elected and qualified or until their earlier death, resignation, disqualification or removal. The votes were cast as follows:

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Paul Roberts	3,611,325	2,091,149	2,658	3,125,222
Peter A. Bordes, Jr.	3,355,216	2,337,371	12,545	3,125,222
Grainne Coen	3,605,804	2,087,783	11,545	3,125,222
Elisabeth H. DeMarse	3,501,154	2,186,423	17,555	3,125,222
Jeannie Mun	3,603,687	2,089,900	11,545	3,125,222

Proposal 2:  Ratification of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. The votes were cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
8,572,585	256,543	1,226	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KUBIENT, INC.

Dated: June 12, 2023	By:	/s/ Paul Roberts
Paul Roberts
Chief Executive Officer